Exhibit 99.2

 4Q13 Investor UpdateDecember 2013  NASDAQ: CASH

 Forward Looking Statements  Corporate Profile: Meta Financial Group, Inc.®(“Meta Financial” or the “Company”) and its wholly-owned subsidiary, MetaBank™ (the “Bank” or “MetaBank”), may from time to time make written or oral “forward-looking statements,” including statements contained in its filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders, and in other communications by the Company, including this one, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company’s balance sheet and income statements; growth and expansion; new products and services, such as those offered by the Bank or Meta Payment Systems® (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company’s employees. The following factors, among others, could cause the Company’s financial performance to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of and acceptance of new products and services offered by the Company as well as risks (including reputational and litigation) attendant thereto and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; the scope of restrictions and compliance requirements imposed by the supervisory directives and/or the Consent Orders entered into by the Company and the Bank with the Office of Thrift Supervision (the functions of which were transferred to the Office of the Comptroller of the Currency (“OCC”) and the Federal Reserve) and any other such regulatory actions which may be initiated; the impact of changes in financial services’ laws and regulations, including but not limited to our relationship with our regulators, the OCC and the Federal Reserve; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk in general, including, but not limited to, those risks involving the MPS division; the growth of the Company’s business, as well as expenses related thereto; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company’s business and prospects are contained in the Company’s periodic filings with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.Other important information about the Company is available at http://www.metafinancialgroup.com  *

# Meta Management



*J. Tyler Haahr*
*Chairman and Chief Executive Officer, Meta Financial Group*
*Tyler Haahr has been with Meta Financial Group since March 1997. Previously he was a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Tyler received his B.S. degree with honors at the University of South Dakota in Vermillion, SD. He graduated with honors from the Georgetown University Law Center, Washington, D.C.*



*Brad C. Hanson*
*President, Meta Financial Group and MetaBank*
*Brad Hanson founded Meta Payment Systems in May 2004. He has more than 20 years of experience in financial services, including numerous banking, card industry and technology-related capacities. During his career Brad has played a significant role in the development of the prepaid card industry. Brad graduated from the University of South Dakota in Vermillion, SD with a degree in Economics.*



*Glen W. Herrick*
*Chief Financial Officer, Meta Financial Group and MetaBank*
*Glen Herrick was appointed EVP & Chief Financial Officer in October 2013 after joining Meta in March 2013. Previously, he served in various finance and risk management roles at Wells Fargo, including as CFO of Wells Fargo's student loan division. Glen received his B.S. degree in Engineering Management from the United States Military Academy in West Point, N.Y. and his MBA from the University of South Dakota. He also graduated from the Stonier Graduate School of Banking.*

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 Who we are …  Assets *Strong Economy and Local Markets  $1,283 MNetSpendMoney NetworkBlackhawk  *  $425 MIowaSouth Dakota  MetaBank  Retail Bank  Meta Payment Systems  Meta Financial Group  Our Business Partners  * Quarter Average * Fiscal Year End September 30

# Who we are …

Meta Financial Group

- **Meta Financial Group, Inc.:** (NASDAQ: "CASH")
  - Added to Russell 2000 Index in June 2013
  - Top 5 in ***ABA Banking Journal's*** annual Performance Ranking for $1B-$10B banks
  - #7 ranked bank in the U.S. for fee income per ***Bank Director*** magazine
  - Sandler O'Neill's Small-Cap All Star list
  - Cost of funds advantage (<20 bps)

- **Retail Bank**
  - Solid community bank
  - Strong local economies
  - 11 branch locations in Iowa and South Dakota

- **Meta Payment Systems (MPS)**
  - Dynamic payment systems division
  - A top prepaid card issuer in US
  - Strong deposit growth
  - Nationally focused

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# Strategic Direction

Meta Financial Group®

- Grow MPS Division
  - Scalable operating infrastructure
  - Leverage low/no cost funds
  - Diverse product set: reloadable, payroll, gift, incentive and travel
  - MPS "financial inclusion" programs for unbanked, underbanked
- Exercise "Early Adopter" advantage in regulatory compliance
- Ensure strong credit, investment quality
- Emphasize asset diversification, yield enhancement
- New product initiatives – payments, deposits and credit


4543

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# Compliance and Oversight Systems

- Early adopter of sophisticated compliance systems
- Investments in program design, training and technology
  - Implemented enhanced BSA/AML technology
  - Enhanced infrastructure will support growth with moderating expenses
- High competitive barriers to entry
  - Expertise, Capital, Compliance
  - Operational infrastructure
  - High start-up costs
- Substantial progress with OCC



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# Growing our business

Meta Financial Group

- Capitalizing on synergies: community banking, MPS
  - MPS provides MFG over $1.2 billion in no-cost funds
  - High growth industry segment
  - Material benefits as interest rates normalize
- Leveraging MPS leadership in prepaid card segment
  - High growth industry
  - Meta sponsors approximately 70% of U.S. “white label” ATMs
  - Emergent leader in “virtual cards” for electronic settlements
  - 36 patents with over a dozen pending


PREPAID

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 Deposits and Cost of Funds  *   September Average Deposits  Deposits ($millions)  Cost of Funds

# Retail Bank

- Successful regional enterprise
  - Over a half-century in business
  - 11 locations in Iowa and S. Dakota
  - Stable, profitable operations
  - Strong, loyal customer base
- Diverse customer base
  - Attractive combination of retail, commercial and agricultural
- Expect loan growth to continue to be robust into 2014
- Very strong credit quality



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 *  Where MetaBank is located  BrookingsSioux FallsStorm LakeDes Moines

# Financial Highlights

Meta Financial Group

- Net Income
  - $3.5 million in fourth quarter of fiscal 2013, +105% over prior year
- Strong earnings profile
  - ROAA of 0.78% and ROAE of 9.31% for fiscal year 2013
- Very strong asset quality
  - NPAs markedly lower than peer group
- Increased franchise value
  - Compliance and risk management initiatives
- Capital management
  - Capital raise supports growth opportunities



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# Interest Rate Risk Management

Meta Financial Group

- Positively leveraged for higher rate environment
- AOCI volatile relative to peers; we believe current rules do not capture true value of the balance sheet
  - Meta's AOCI mark-to-market reflects ~80% of assets, much higher than typical "peer"
  - Unrecognized value of zero cost deposits
- Expect securities portfolio yield to increase assuming continuation of current interest rate environment
- Additional reinvestment opportunity in up environment
  - $10MM to $15MM per month in MBS run-off
  - New deposits generated by MPS business



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# Capital Management

- Successfully raised $61.0 million in new capital since mid-2012
  - $13.2 million in May 2012 – private placement
  - $34.2 million in September 2012 – private placement
  - $13.6 million in July-August 2013 – ATM offering
  - Investors include existing and new shareholders, and strategic partners
- Our Goal: Maintain strong capital ratios
  - Common Equity Tier 1 capital at least 8%
  - Risk-Based over 20%
- Support growth and potential acquisition opportunities



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 Earnings power while Growing equity  *   Fiscal year end September 30

 Balance Sheet ($000s)  *     FY2008  FY2009  FY2010  FY2011  FY2012  FY2013  Cash And Cash Equivalents  $15,088  $47,778  $94,248  $132,149  $106,067  $73,733  Investments and MBS   218,189  345,574  511,011  615,320  998,826  1,176,811  Loans Receivable Net  425,633  395,065  369,563  314,484  329,689  364,100  Other Assets  110,585  93,409  64,037  64,825  61,412  98,760   Assets  769,495  881,826  1,038,859  1,126,778  1,495,994  1,713,404                Liabilities  721,392  835,374  968,144  1,047,699  1,387,222  1,577,589  Shareholders' Equity  48,103  46,452  70,715  79,079  108,772  135,815   Liabilities and Equity  769,495  881,826  1,038,859  1,126,778  1,495,994  1,713,404  Quarter Average Fiscal Year End September 30

 Income Statement ($000s)  *  Meta Financial Group  FY2009  FY2010  FY2011  *FY2012  FY2013  Net Interest Income After Provision   $9,106    $17,299    $34,034    $32,685   $36,022  Total Non Interest Income   79,969    97,444    57,491    69,574   55,503  Compensation and Benefits   32,743    32,529    30,467    31,104   34,106  Card Processing Expense   33,540    38,242    23,286    17,373    15,584   All Other Expense   24,798    24,159    29,509   26,986  24,713   Net Income (Loss) Before Taxes   (2,006)   19,813    8,263   26,796   17,122   Income Tax Expense (Benefit)   (543)   7,420    3,623    9,682    3,704   Net Income (Loss)   (1,463)   12,393    4,640    17,114    13,418    * $11.4M Gain on Sale of GNMA Securities

 Total Assets  *  Quarter Average Fiscal Year End September 30   17.4% CAGR  $millions

 Total Net Loans  *  Quarter AverageFiscal Year End September 30   $millions

 Non-Performing Assets  *   Fiscal Year End September 30   $millions of non-performing assets  % of total assets

 Total Revenue  *   * $11.4M Gain on Sale of GNMA Securities  $millions   Fiscal Year End September 30

 Total Net Income (Loss)  *  Fiscal Year End September 30   $millions  * $11.4M Gain on Sale of GNMA Securities

# Meta Value Proposition

Meta Financial Group

- Leading issuer of prepaid debit cards
  - Springboard into other products and services
- Strong capital position
  - Capacity to fund significant growth objectives
- Steady dividend policy
- Positioned for upward trend in earnings
  - Normalized interest rates and asset diversification
  - ~85% of deposits are no-cost



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*  NASDAQ: CASH